EXHIBIT 31
                                                                      ----------
                           CERTIFICATION BY MYRON LEVY

               PURSUANT TO SECURITIES EXCHANGE ACT RULE 13a-14(a)

I, Myron Levy, certify that:

        1. I have reviewed this Quarterly Report on Form 10-Q of Herley Industries, Inc.;

        2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

        4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
               15d-15(e))   for  the  registrant  and  have:

               a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

               b. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

               c. disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the quarter ended May 1, 2005 that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

        5.     The  registrant's   other   certifying   officer(s)  and  I  have
               disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors
               (or  persons  performing  the  equivalent   functions):

                    a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                    b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


                                         Date:  June 10, 2005

                                         By:         /s/ Myron Levy
                                                ------------------------------
                                         Name:  Myron Levy
                                         Title: Vice Chairman of the Board and
                                                Chief Executive Officer

                        CERTIFICATION BY THOMAS V. GILBOY

               PURSUANT TO SECURITIES EXCHANGE ACT RULE 13a-14(a)

I, Thomas V. Gilboy, certify that:

        1. I have reviewed this Quarterly Report on Form 10-Q of Herley Industries, Inc.;

        2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

        3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

        4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and
               15d-15(e))   for  the  registrant  and  have:

                    a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                    b. evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                    c. disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the quarter ended May 1, 2005 that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

        5.     The  registrant's   other   certifying   officer(s)  and  I  have
               disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors
               (or  persons  performing  the  equivalent   functions):

                    a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                    b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

                                         Date:   June 10, 2005

                                         By:          /s/ Thomas V. Gilboy
                                                 ------------------------------
                                         Name:   Thomas V. Gilboy
                                         Title:  Chief Financial Officer